SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                                 March 27, 2008

                           DOMAIN REGISTRATION, CORP.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                          000-25487                             88-0409159
------                          ---------                             ----------
State of                       Commission                           IRS Employer
Incorporation                  File Number                           I.D. Number

     P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China 518031
     ----------------------------------------------------------------------
                     Address of principal executive offices

                Registrant's telephone number: 011-86-21-61050200
                                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note

This amendment has been filed to include Exhibit 16.1 as part of our Form 8-K filed on March 31, 2008 reporting under Item 4.01 the change in our registered public accountants.

Item 9.01  Financial Statements and Exhibits.

      Financial Statements: None

      Exhibits:

      16.1 Letter from Kyle Tingle, CPA, LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2008

                                    DOMAIN REGISTRATION, CORP.


                                    By: /s/ Hui Ping Cheng
                                       ----------------------
                                       Name:  Hui Ping Cheng
                                       Title: President